                                                                    EXHIBIT 10.9


                                LOAN AGREEMENT



                                BY AND BETWEEN


                                  EXCEL, INC.

                                      AND


                        CAPE COD BANK AND TRUST COMPANY



                                 JUNE 30, 1997

     This LOAN AGREEMENT (the "Agreement") is entered into effective this 30th day of June, 1997, by and between EXCEL, INC., a Massachusetts business corporation having a principal place of business at 255 Independence Drive, Hyannis, Massachusetts 02601 (the "Borrower") and CAPE COD BANK, AND TRUST COMPANY (the "Bank") , having its principal place of business at 307 Main Street, Hyannis MA 02601. To the extent this Agreement varies from any earlier agreement or commitment, such earlier agreement or commitment is amended.

1.  DEFINITIONS.
    ------------

The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

     1.1  ACCOUNTING TERMS.  All terms of an accounting character not
          ----------------
specifically defined herein shall have the meanings assigned thereto by generally accepted accounting principles.

     1.2  ACCOUNTS RECEIVABLE.  All rights of the Borrower to payment for goods
          -------------------
sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower to payment for services rendered in the ordinary course of business for all sums of money or other proceeds due thereon pursuant to transactions with Account Debtors, except for that portion of the sum of money or other proceeds due thereon that relates to sales, use property taxes in conjunction with such transaction, recorded on books of account in accordance with generally accepted accounting principals.

     1.3  AFFILIATE.  Any company, corporation, trust, partnership, association,
          ---------
business, organization or other legal entity, controlling, controlled by, or under common control with, the Borrower.

     1.4  BANK.  See preamble.
          ----

     1.5  PRIME RATE.  The rate of interest announced from time to time by the
          ----------
WALL STREET JOURNAL, as its Prime Rate, as the same shall vary from time to time.

     1.6  BORROWER.   See preamble.
          --------

     1.7  BUSINESS DAY.  Any day on which banking institutions in Hyannis,
          ------------
Massachusetts are not permitted or required by law to remain closed.

     1.8  CLOSING.  See Section 7.1.
          -------

     1.9  COLLATERAL.  All of the property of the Borrower described in its
          ----------
Security Agreement and Mortgage with the Bank securing the obligations of the Borrower to the Bank under this Agreement.

     1.10  COMMITMENT AMOUNT.  The Bank's obligation to make a loan to the
           ----------------
Borrower under this Agreement.

     1.11  DEFAULT.  Any condition, act or event which with the giving of notice
           -------
or the lapse of time or both would constitute an Event of Default.

     1.12  EVENT OF DEFAULT.  Any condition, act or event described in Section 8
           ----------------
hereof which has continued beyond the applicable period, if any, for notice and cure and as to which notice has been given as provided in the last paragraph of said Section 8.

     1.13  GUARANTORS.  See Preamble.
           ----------

     1.14  INDEBTEDNESS.  All obligations, contingent and otherwise, of the
           ------------
Borrower, which in accordance with generally accepted accounting principles should be classified on the Borrower's balance sheet as liabilities, including, without limitation, liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed, and all guarantees, endorsements and other contingent obligations whether direct or indirect with respect to Indebtedness of others and the obligations to reimburse the issuers of any letters of credit, except to the extent that such obligations have been subordinated to the Loan ("Subordinated Debt") in a manner satisfactory to the Bank.

     1.15  LOAN OR LOANS.  Amounts loaned to the Borrower by the Bank hereunder,
           -------------
specifically the Term Loan.

     1.16  NOTE.  The Term Note.
           ----

     1.17  OBLIGATIONS.  All indebtedness, obligations and liabilities of the
           -----------
Borrower, Endorser, Co-maker or Guarantors to the Bank, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, (whether) arising or incurred under this Agreement or with respect to the Loan made hereunder, and any Notes or other instruments at any time evidencing any thereof, including but not limited to a loan to the Borrower from the Bank in amount of $2,600,000.00 dated April 21, 1995.

     1.18  PERSON.  Any corporation, association, partnership, trust,
           ------
organization, business, individual or government or any governmental agency or political subdivision thereof.

     1.19  SECURITY AGREEMENT.  The Security Agreement between the Borrower and
           ------------------
the Bank whereby the Borrower and secure all its obligations to the Bank under this Agreement.

     1.20  SUBORDINATED DEBT.  Unsecured Indebtedness of the Borrower in such
           -----------------
amounts as the Bank may approve, which is subordinated to the Borrower's Obligations to the Bank to such extent and in such manner and on such terms and conditions as the Bank may approve.

     1.21  TERM LOAN.  The loan to be made to the Borrower as contemplated by
           ---------
Section 2 hereof.

     1.22  TERM NOTE.  The promissory note of the Borrower evidencing the Term
           ---------
Loan.

     1.23  MORTGAGE.  The Mortgage whereby the Borrower secures all its
           --------
obligations to the Bank under this Agreement.

2.  THE TERM LOAN.
    -------------

     2.1  COMMITMENT TO LEND.  Subject to the terms and conditions hereinafter
          ------------------
set forth, the Bank agrees to lend to the Borrower TWO MILLION ONE HUNDRED THOUSAND AND N0/100 ($2,100,000.00) DOLLARS. The Term Loan shall be evidenced by a Term Note executed and delivered by the Borrower in favor of the Bank.

     2.2  INTEREST ON THE TERM LOAN.  The Term Loan shall at all times accrue
          --------------------------
and bear interest on the unpaid principal balance pursuant to the terms of the Term Note, provided that overdue principal and (to the extent permitted by applicable law) interest on the Term Loan shall bear interest payable on demand at a rate per annum equal to three (3.0%) percent per annum above the Prime Rate until such amount shall be paid in full (whether before or after judgment). The rate of interest on the Term Loan shall be payable as set forth in the Term Note.

     If at any time the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

     2.3  LATE CHARGE.  The Borrower hereby agrees to pay a "late charge" equal
          -----------
to Three (3.0%) percent of any installment of principal or interest due to the Bank which is not paid or reimbursed by the Borrower within fifteen (15) days of the due date to cover the extra expense involved in handling such delinquent payment.

     If at any time the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

     2.4  PAYMENTS OF PRINCIPAL.  The principal amount of the Term Loan shall be
          ---------------------
payable to the Bank in accordance with the terms of the Term Note.

     2.5  PREPAYMENT OF PRINCIPAL.  There shall be no penalty for a prepayment
          -----------------------
of the Term Loan.

     2.6  GUARANTY OF PAYMENT OF TERM NOTE.  "Not applicable".
          --------------------------------

     2.7  DISBURSEMENTS.  At the closing, the sum of $460,000.00 shall be
          -------------
disbursed in order to purchase the property constituting the Collateral, thereafter the balance will be disbursed pursuant to the terms of the Commitment Letter from the Bank dated May 12, 1997, as amended. Notwithstanding the foregoing, the Bank shall never be required to disburse greater than 80% of the Bank's appraised value of the property as completed.

3.  USE OF PROCEEDS, PAYMENTS AND COMPUTATIONS.
    ------------------------------------------

     3.1  USE OF PROCEEDS.  The proceeds of the Term Loan shall be disbursed and
          ---------------
used as follows:

     (a) The loan proceeds shall be disbursed for purposes of purchasing certain real estate located at 75 Perseverance Way, Hyannis Massachusetts 02601 and for making improvements thereto.

     3.2  PAYMENTS.  All payments of principal, interest, and any other amounts
          --------
due hereunder shall be made by the Borrower to the Bank in payment of the Bank's statement in immediately available funds at the Bank's head office at 307 Main Street, Hyannis MA 02601.

     3.3 COMPUTATIONS.  All computations of interest on the Loan shall be based
         ------------
on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under the Note becomes due on a day during which the head office of the Bank is not open for the conduct of normal banking business, the due date for such payment shall be extended to the next succeeding business day, and interest shall accrue during such extension.

4.  REPRESENTATIONS AND WARRANTIES.
    ------------------------------

     The Borrower represents and warrants to the Bank that on and as of the date of this Agreement, and on and as of the date of the making of the Loan hereunder.

     4.1  CORPORATE AUTHORITY.
          -------------------

     (a)  INCORPORATION; GOOD STANDING.
          -----------------------------

(i) EXCEL, INC. is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts (ii) it has all requisite corporate power, permits, authorizations, licenses and authority, without unusual restrictions or limitations, to own its property and conduct its business as now conducted and as presently contemplated.

     (b) AUTHORIZATION.  The execution, delivery and performance of this
         -------------
Agreement, the Note, the Mortgage and the `Security Agreement and other loan documents and the transactions contemplated hereby and thereby (i) are within the corporate and partnership authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of any Federal, state or municipal law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially and adversely affect the assets of the Borrower, business or any activity of the Borrower and will not result in the creation under any agreement or instrument of any lien, charge or encumbrance on any of the assets of the Borrower and (iv) do not conflict with any provision of the corporate charter or by-laws of the Borrower any agreement or other instrument binding upon the Borrower.

     (c) ENFORCEABILITY.  The execution, delivery and performance of this
         --------------
Agreement, the Note, the Mortgage and related agreements will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the terms and provision hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of the remedy of specific enforcement or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     4.2  GOVERNMENTAL APPROVALS.  The execution, delivery and performance by
          -----------------------
the Borrower of this Agreement, the Note, the Mortgage, the Security Agreement and related agreements and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     4.3  TITLE TO PROPERTIES; LEASES.  The Borrower owns all of it's assets
          ---------------------------
reflected in the balance sheet of the Borrower submitted to the Bank in connection herewith or acquired since that date except property and assets sold or otherwise disposed of in the ordinary course of business since that date, subject to no mortgages, leases, liens or other encumbrances, unless otherwise set forth on said balance sheet.

     4.4  LITIGATION.  To the best of the Borrower's knowledge, there are no
          ----------
actions, suits, proceedings or investigations of any kind pending or threatened against or materially affecting the Borrower before any court, tribunal or administrative agency or board.

     4.5  NO MATERIALLY ADVERSE CONTRACTS, ETC.  The Borrower is not subject to
          ------------------------------------
any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which has or in the future may (because of matters existing as of the date of this agreement) have an adverse effect on the business, assets or financial condition of the Borrower. The Borrower is not a party to any contract or agreement which in the judgment of the Borrower's officers have or are expected to have any adverse effect on the business of the Borrower.

     4.6  COMPLIANCE WITH OTHER INSTRUMENTS.  The Borrower is not violating any
          ---------------------------------
provision of its charter documents or bylaws or any agreement or instrument by which, because of matters existing as of the date of this agreement, they or any of their properties may be bound or any decree, order, or judgment, in a manner which could result in the imposition of material penalties or materially adversely affect the financial condition, properties or business of the Borrower.

     4.7  TAX STATUS.  The Borrower has made and filed all Federal and state
          ----------
income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject; and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith; and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction and the officers of the Borrower know of no basis for any such claim.

     4.8  NO DEFAULT.  No Default or Event of Default exists as of or on the
          ---------
date of this Agreement.

     4.9  DISCLOSURE. There is no fact known to the Borrower that does or in the
          -----------
future may (because of matters in existence on the date of this agreement) materially adversely affect the business, operations, affairs or condition of the Borrower or it's properties or assets. All information furnished or to be furnished by the Borrower pursuant to the terms hereof is, or will be at the time the same is furnished, accurate and complete in all material respects necessary in order to make the information furnished, in the light of the circumstances under which such information is furnished, not misleading.

     4.10  FINANCIAL STATEMENTS. To the extent the Borrower has furnished to the
           ---------------------
Bank balance sheets of the Borrower and the related profit and loss statement for the twelve (12) month period then ended, as prepared by the Borrower's independent certified public accountants, such financial statements are true, complete and correct, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial position of the Borrower as of the dates thereof, and since there have been no material adverse changes, individually or in the aggregate, in the business, operations, property or assets or financial condition of the Borrower from that reflected in such financial statements. To the extent said balance sheets have been furnished, there are no indirect or contingent liabilities of the Borrower as of the date hereof not disclosed in said balance sheet.

     4.11  SOLVENCY.  The Borrower is solvent and able to pay its debts as they
           --------
become due.

     4.12  Business Name and Location.  The Borrower conducts its business
           --------------------------
solely in the name of EXCEL, INC. All books and records relating to its assets are located at the Borrower's Chief Executive Office at 255 Independence Drive, Hyannis, Massachusetts 02601.

     4.13  NOTICES OF ENVIRONMENTAL PROBLEMS.  The Borrower has not received any
           ---------------------------------
notice that: (a) there has been a release of toxic substances or hazardous wastes from any real property owned or operated by the Borrower; (b) the Borrower may be or are liable for the costs of cleaning up or responding to a release of any toxic substances or hazardous wastes; or (c) any of such real property is subject to a lien for any liability arising from costs incurred in response to a release of toxic substances or hazardous wastes.

5.  AFFIRMATIVE COVENANTS OF THE BORROWER.
    -------------------------------------

     The Borrower covenants and agrees that, so long as any Note is outstanding or the Bank has any obligation to make Loans hereunder:

     5.1  PUNCTUAL PAYMENT.  The Borrower will duly and punctually pay or cause
          ----------------
to be paid the principal and interest on the Notes, all in accordance with the terms of this Agreement.

     5.2  MAINTENANCE OF OFFICE.  The Borrower will maintain it's Chief
          ---------------------
Executive Office and principal place of business at 255 Independence Drive, Hyannis, Massachusetts, or at such other place as the Borrower shall designate upon written notice to the Bank given at least thirty (30) days prior to any such change.

     5.3  RECORDS AND ACCOUNTS.  The Borrower will keep true and accurate
          --------------------
records and books of account in which full, true and correct entries (including entries of all transactions with Affiliates) will be made in accordance with generally accepted accounting principles, and will maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, obsolescence and amortization of its properties, and all other reserves.

     5.4  FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION.
          --------------------------------------------------

     The Borrower will deliver to the Bank:

     (a) audited annual federal tax returns and financial statements prepared by a Certified Public Accountant within one hundred and twenty (120) days of the Borrower's year-end, including the same on or before August 1, 1997; and

     (b) from time to time such other financial data and information (including accountants' management letters) as the Bank may reasonably request.

     The financial statements referred to in this Section 5.4 shall be prepared (and the Borrower's compliance with the covenants contained in Section 5 and Section 6 hereof shall be determined) in accordance with generally accepted accounting principles in force at the time of the preparation thereof and applied consistently for all periods in respect of which such statements are required to be delivered hereunder, provided that any material variations from the application of such principles to the financial statements referred to above and the effects thereof are disclosed to the Bank in writing.

     5.5  CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES.  The Borrower and will
          ----------------------------------------------
do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises. It will cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Borrower and from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and which do not in the aggregate materially adversely affect the business of the Borrower.

     5.6  INSURANCE.  The Borrower shall do or cause to be done all things
          ---------
necessary to (a) keep its properties insured against fire and other hazards (so called "All Risk" coverage) in amounts and with companies satisfactory to the Bank to the same extent and covering such risks as is customary in the same or a similar business, but in no event in an amount less than the lesser of $1,000,000.00 or 100% of replacement cost of the property, which policies shall name the Bank as loss payee as its interest may appear, (b) maintain public liability coverage against claims for personal injuries or death with the Bank named as additional insured, and (c) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. This said initial limit of $1,000,000.00 shall be reviewed annually by the Bank and may be subject to reasonable increase. Such All Risk property insurance coverage shall provide for a minimum of fifteen (15) days written cancellation notice to the Bank. Borrower agrees to deliver copies of all of the aforesaid insurance policies to the Bank. In the event of any loss or damage to any of its assets, including any collateral securing the loan hereunder, Borrower shall give immediate written notice to the Bank and to its insurers of such loss or damage and shall promptly file its proofs of loss with said insurers.

     5.7  INSPECTION OF PROPERTIES AND BOOKS.  The Borrower shall permit the
          ----------------------------------
Bank or any of its designated representatives, upon reasonable notice and at reasonable times, to visit and inspect any of the properties of the Borrower, to examine the books of account of the Borrower (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower, and to be advised as to the same by its and their officers, all at such reasonable times (upon not less than five (5) days' notice, except where a material adverse event has occurred or may be occurring, in which case, inspections and examinations may be made immediately) and intervals as the Bank may reasonably request.

     5.8  LICENSES AND PERMITS.  If at any time while the Note is outstanding or
          --------------------
the Bank has any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of their obligations hereunder, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Bank with evidence thereof.

     5.9  PENSION PLANS.  The Borrower shall, if applicable:
          -------------

     (a) fund each pension plan as required by Section 412 of the Internal Revenue Code of 1954, as amended, or the Internal Revenue Code of 1986, whichever is applicable. (the Internal Revenue Code of 1954, as amended, and the Internal Revenue Code of 1986 are collectively referred to hereinafter as the "Code.")

     (b) furnish, upon prior written request after an Event of Default, to the Bank a copy of any actuarial statement related to any pension plan required to be submitted under Section 103(d) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), no later than the date on which such statement is submitted to the Department of Labor or the Internal Revenue Service;

     (c) furnish to the Bank forthwith, a copy of (i) any notice of a pension plan termination sent to the Pension Benefit Guaranty Corporation under Section 4041(a) of ERISA, which would have a material adverse effect upon Borrower or corporate Guarantor, or (ii) any notice, report or demand sent or received by a pension plan under Sections 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of
ERISA, which would have a material adverse effect upon Borrower; and

     (d) furnish to the Bank a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Code, which would have a material adverse effect upon Borrower, no later than the date on which the request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

     5.10  FURTHER ASSURANCES.  The Borrower will cooperate with the Bank and
           ------------------
execute such further instruments and documents as the Bank shall reasonably request to carry out to the Bank's satisfaction the transactions contemplated by this Agreement.

     5.11  CHANGES IN MANAGEMENT. There will be no changes in the principal
           ----------------------
officers or directors of the Borrower without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

     5.12  COMPLIANCE WITH LAWS: TAX AND OTHER LIENS.  The Borrower will comply
           -----------------------------------------
with all Federal, state, county and municipal laws, rules, ordinances and regulations applicable to it, its business or its assets, including without limitation, any Federal, state, county and municipal laws, rules, ordinances and regulations concerning public health, safety and the environment, and pay or, if the Borrower have elected to be taxed as a Subchapter S Corporation, cause their shareholders to pay, all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against either of them or their property which, if unpaid, might become a lien or charge against the Borrower or their property, except liabilities being contested in good faith and against which, if requested by the Bank, the Borrower shall maintain reserves in amount and in form (book, cash, bond or otherwise) satisfactory to the Bank.

     5.13  CHIEF EXECUTIVE OFFICE AND PLACE OF BUSINESS.  The Borrower shall
           --------------------------------------------
keep its chief executive office, places of business, at 255 Independence Drive, Hyannis, Massachusetts and the Borrower maintain it's principal place of business, its chief executive office and locations of assets at said location. Borrower shall promptly give Bank written notice of any change in such locations and places. All business records of the Borrower, including those pertaining to all accounts and contract rights, shall be kept at the said chief executive office of the Borrower unless prior written consent of Bank is obtained to a change thereof.

     5.14  LITIGATION.  The Borrower shall promptly advise the Bank of the
           ----------
commencement of or threat of litigation, including arbitration proceedings and any proceeding before any governmental agency, which might have a material adverse effect upon the condition, (financial, operating or otherwise) of the Borrower.

     5.15  COMPLIANCE WITH AGREEMENTS.  The Borrower shall comply with all terms
           --------------------------
and conditions of this Agreement, the Note, the Mortgage, the Security Agreement and all other agreements, documents and instruments to which the Borrower are a party with the Bank.

     5.16  NOTICE OF DEFAULT.  In the event the Borrower knows of any Event of
           -----------------
Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both, would constitute an Event of Default, the Borrower will promptly furnish to the Bank a written statement as to such occurrence, specifying the nature and event thereof and the action, if any, which is proposed to be taken with respect thereto.

     5.17  NOTICE OF ENVIRONMENTAL ACTIONS AND CLAIMS.  The Borrower shall
           ------------------------------------------
immediately notify the Bank in writing of (a) any enforcement, clean-up, removal or other action which relates to any real property owned or operated by the Borrower and is instituted or threatened by any Federal, state, county or municipal authority or agency pursuant to any public health, safety or environmental laws, ordinances, rules or regulations, and (b) any and all claims made or threatened by any third party against the Borrower or any real property owned or operated by any one of them relating to the existence of, or damage, loss or injury from any toxic substances constituting actual or potential violations of such laws, ordinances, rules or regulations.

     5.18  DEBT SERVICE COVERAGE.  The Borrower agrees to maintain debt service
           ---------------------
coverage of not less than 2.00 to 1.

     5.19  LOAN TO VALUE.  The Borrower agrees that it will not permit the
           -------------
outstanding balance of the Loan to exceed 8% of the Bank's then current appraised value of that portion of the Collateral known as 75 Perseverance Drive, Hyannis, MA.

     5.20  BUSINESS ACCOUNTS.  The Borrower shall maintain all primary business
           -----------------
deposit accounts with the Bank.

     5.21  COMPLIANCE WITH COMMITMENT.  The Borrower and Bank agree to comply
           --------------------------
with all of the provisions of the Commitment Letter dated May 12, 1997 issued by the Bank, as amended.

6.  NEGATIVE COVENANTS.
    -------------------

     The Borrower covenant and agree that so long as any loans remain available to the Borrower, and until the principal of and interest on the Note and all other amounts due hereunder or thereunder shall have been paid in full, and all liabilities of the Borrower to the Bank shall have been completely discharged, the Borrower or shall not:

     6.1  ENCUMBRANCES.  Incur or permit to exist any lien, mortgage, charge or
          ------------
other encumbrance against the property or assets described in the Security Agreement or Mortgage, whether now owned or hereafter acquired, except: (a) liens required by this Agreement; (b) pledges or deposits in connection with or to secure worker's compensation, unemployment insurance, pensions, or other employee benefits; (c) tax liens which are being contested in good faith and in compliance with Section 5.12 hereof; (d) purchase money security interests.

     6.2  LIMITATION ON INDEBTEDNESS.  Create or incur any indebtedness or
          --------------------------
obligation for borrowed money, or issue or sell any obligations of the Borrower, excluding, however, from the operation of this covenant: (a) the loan hereunder and all other liabilities of the Borrower to the Bank; (b) indebtedness subordinated in payment and priority to all indebtedness of the Borrower to the Bank in writing and in form and substance reasonably satisfactory to the Bank;
(c) accounts payable to trades creditors for goods sold or services rendered, reasonable compensation to employees, in each case incurred in the ordinary course of business as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings; and (d) capital and income allocations to limited partners paid in the ordinary course of business.

     6.3  DISPOSITION OF ASSETS.  Sell, lease, pledge, transfer or otherwise
          ---------------------
dispose of all or any of its assets (other than the disposition of inventory, capital or income allocations to partners, or obsolete property in the ordinary course of its business as presently conducted) or business whether now owned or hereafter acquired except for liens or encumbrances required or permitted hereby.

     6.4  CONTINGENT LIABILITIES.  Assume, guarantee, endorse or otherwise
          ----------------------
become liable upon the obligations of any person, firm or corporation except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     6.5  CONSOLIDATION OR MERGER.  Except with the prior written consent of the
          -----------------------
Bank, which said consent shall not be unreasonably withheld, merge into or consolidate with or into any corporation; and, for the purposes of this Section 6.5, the acquisition by the Borrower of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any corporation shall be deemed to be a consolidation of such corporation with the Borrower.

     6.6   CHANGE OF NAME OR LOCATION.  Change the corporate names or conduct
           --------------------------
the business under any trade name or style other than as hereinabove set forth, or change its chief executive office, places of business or the present locations of its assets or records relating thereto from that address set forth in Paragraph 4.12, without the consent of the Bank, which said consent shall not be unreasonably withheld.

     6.7  MANAGEMENT, CAPITAL STRUCTURE, ACCOUNTING METHODS.  Make or consent to
          -------------------------------------------------
a material change in the stock ownership or capital structure of the Borrower, or make a material change in the management of the Borrower or in the manner in which the business of the Borrower is conducted or in its method of accounting, or in its election to be taxed under Subchapter C or Subchapter S of the Internal Revenue Code, as applicable, except as otherwise expressly permitted in the loan documents.

7.  CONDITIONS PRECEDENT.
    --------------------

     The obligation of the Bank to make Loans hereunder is subject to the following conditions precedent:

     7.l  CLOSING.  The Closing will be held at the offices of Kilroy & Warren,
          -------
P.C. , 171 Main Street, Hyannis, Massachusetts 02601 on May 12, 1997.

     7.2  CLOSING CONDITIONS.
          ------------------

     (a) CORPORATE AND PARTNERSHIP ACTION.    All corporate and trust action
         --------------------------------
necessary for the valid execution, delivery and performance by the Borrower of this Agreement, the Note, Security Agreement and the Mortgage and the related agreements shall have been duly and effectively taken, and satisfactory evidence thereof shall have been delivered to the Bank.

     (b) PROCEEDINGS AND DOCUMENTS.  The Bank shall have received a Term Note,
         -------------------------
Security Agreement, Mortgage and all certificates and financial statements, conforming to the requirements hereof and fully executed by duly authorized officers of the Borrower and all other parties. Any financing statements required to be filed in order to create, in favor of the Bank, a perfected first priority security interest under the Uniform Commercial Code in that portion of the Collateral consisting of personal property in each of the jurisdictions and locations listed in the Security Agreement shall have been properly filed in each office in such jurisdiction and location in which such filings are required; and the Bank shall have received acknowledgment copies of all such filings stamped by the appropriate filing officer and evidence that all necessary filing fees, taxes and other expenses related to such filings have been paid in full. All proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in substance and in form to the Bank, and the

Bank shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

     (c) REPRESENTATIONS TRUE; NO DEFAULT OR OCCURRENCE OF DEFAULT. Each of the
         ----------------------------------------------------------
representations and warranties of the Borrower contained in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly by their terms to an earlier date) and all covenants of the Borrower shall have been complied with and no Default or Event of Default shall exist.

     (d) NO LEGAL IMPEDIMENT.  No change shall have occurred in any law or
         -------------------
regulations thereunder or interpretations thereof which in the reasonable opinion of the Bank would make it illegal for the Bank to make loans hereunder.

     (e) GOVERNMENTAL REGULATION.  The Bank shall have received such statements
         -----------------------
in substance and form reasonably satisfactory to the Bank as they shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

8.  DEFAULTS AND REMEDIES.
    ----------------------

     If any one or more of the following "Events of Default" shall occur:

     8.1 Failure to make payment when due of the principal of the Note, or in the payment of interest on the Note or in the payment of any other liability owing by the Borrower to the Bank, whether now existing or hereinafter incurred, whether direct or contingent, and the same shall occur beyond any applicable grace period; or

     8.2 Failure by the Borrower to observe or perform any covenant contained in Sections 5.1, 5.5, 5.6, 5.14, 5.16, 5.17 or 6 hereof, or failure by the Borrower to perform any of the obligations under any other agreement, document or instrument evidencing, governing or securing the Loan, and the same shall occur beyond any applicable grace period; or

     8.3 Failure by the Borrower to perform any act, duty, obligation or other agreement contained herein which shall occur and continue for thirty (30) days after notice from the Bank; or

     8.4 Any representation or warranty made by the Borrower herein or any statement, certificate or other data furnished by the Borrower in connection herewith which proves at any time to be incorrect in any material respect and to have misrepresented to the Bank the financial condition, business or assets of the Borrower; or

     8.5 The default by the Borrower which is a party to any other written agreement with the Bank, and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

     8.6 A judgment or judgments for the payment of money shall be rendered against the Borrower which shall have a materially adverse effect upon the Borrower, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution or the filing of an appeal; or

     8.7 The Borrower shall (1) apply for or consent to the appointment of a receiver, conservator, trustee or liquidator of all or a substantial part of their assets; (2) admit in writing its inability, to pay their debts as they mature; (3) file any petition, case, arrangement, reorganization, or the like under any insolvency or bankruptcy law, or the adjudication of it as a bankrupt, or the making of an assignment for the benefit of creditors or the consenting to any form of arrangement for the satisfaction, settlement or delay of debt or the appointment of a receiver for all or any part of its properties; or (4) any action shall be taken by the Borrower or for the purpose of effecting any of the foregoing; or

     8.8 An order, judgment, or decree shall be entered, or a case shall be commenced, against the Borrower, without the application, approval or consent of the Borrower by or in any court of competent jurisdiction, approving a petition or permitting the commencement of a case seeking reorganization or liquidation of the Borrower or appointing a receiver, trustee, conservator or liquidator of, or of all or a substantial part of the assets of, the Borrower, and Borrower, and such order, judgment, decree or case shall continue unstayed and in effect for any period of forty-five (45) consecutive days; or

     8.9 The Borrower shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or, except as otherwise permitted, merge or consolidate, or be merged or consolidated with or into any other corporation; or

     8.10 Any levy, seizure, attachment, execution or similar process shall be issued or levied on any of the Borrower's property as described in the Security Agreement or Mortgage which shall not be released or discharged within fifteen
(15) days thereof;

     8.11 Upon and after the occurrence of an Event of Default hereunder, then, and in such event, and at any time thereafter, the Bank may take either or both of the following actions: The Bank may by written notice to the Borrower (i) declare the entire unpaid principal balance of and accrued interest on the Note and all other amounts due hereunder or thereunder to be immediately due and payable, whereupon the entire unpaid principal balance of and accrued interest on the Note and all other amounts due hereunder and thereunder shall be immediately due and payable, without presentment, protest or demand or other notice or any kind, all of which are hereby expressly waived by the Borrower.
In case any one or more Events of Default shall occur and be continuing, the Bank may proceed to protect and enforce its rights by action at law, suit in equity or other appropriate proceeding, whether for specific performance of any agreement contained herein or in the Note or for an injunction against a violation of any of the terms hereof or thereof or in the aid of the exercise of any power granted hereby or thereby.

     8.12 If the Note defined by this Loan Agreement and any other obligations of the Borrower or any Co-maker, Guarantor or Endorser to the Bank hereof, or assigned to or held by the Bank, is further secured by additional security, any breach in the performance of any of the conditions contained in any of said other security shall also constitute a breach of the conditions of this Loan Agreement. Similarly, the breach of the conditions of this Loan Agreement shall likewise constitute a breach of all of the said additional security; and in the event of a foreclosure under the Security Agreement or Mortgage, or under said additional security, the Bank shall have the right to foreclose either the Security Agreement or Mortgage, or any portion thereof, or any of said additional security, jointly or severally, and in such order as in the sole opinion of the Bank will be deemed best to protect the interest of the Bank in both or either of the Security Agreement and Mortgage, or any portion thereof, and said additional security; that the Bank, in the event of a foreclosure of the Security Agreement or Mortgage, or any portion thereof, or of the additional security shall have the right to offer the real estate, personal property and said additional security for sale as a unit or separately, and, if as a unit, may allocate any price received therefor between said real estate, personal property and said additional security.

9.  MISCELLANEOUS.
    --------------

     9.1  WAIVERS.
          --------

     (a) Borrower hereby waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of advances made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to this Agreement, the Note, the Security Agreement and the Mortgage, and any collateral now or hereafter securing the Note, Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral now or hereafter securing the Note, to the addition or release of any party or person, primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of any collateral now or hereafter securing the Note or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. The Bank may exercise its rights with respect to any collateral without resorting or regard to the other collateral now or hereafter securing the Notes or sources of reimbursement for liability. The Bank shall not be deemed to have waived any of its rights upon or under any document or agreement relating to the liabilities of the Borrower or any collateral now or hereafter securing any such liabilities unless such waiver be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Bank may revoke any permission or waiver previously granted to Borrower or, such revocation shall be effective when given in writing as to all events occurring after receipt thereof. All rights and remedies of the Bank with respect to this Agreement, the Note, the Security Agreement or the Mortgage, or any collateral now or hereafter securing the Note, whether evidenced hereby or by any other instrument or document, shall be cumulative and may be exercised singularly or concurrently.

     9.2  EXPENSES; ADDITIONAL DOCUMENTS.  The Borrower will pay all reasonable
          -------------------------------
expenses arising out of the preparation, administration, amendment, protection, collection and/or other enforcement of this Agreement, the Note or of any collateral or security interest now or hereafter granted to secure the Note or security interest or lien granted under any other loan documents executed pursuant to this Agreement (including, without limitation, reasonable counsel fees). The Borrower will from time to time, at its expense, execute and deliver to the Bank all such other and further instruments and documents and take or cause to be taken all such other and further action as the Bank shall be request in order to effect and confirm all rights contemplated by this Agreement.

     9.3  COMPLIANCE.  The determination of the Borrower's compliance with all
          -----------
covenants contained in this Agreement or the Note shall be based on the consistent application of generally accepted accounting principles employed by the Borrower as of the date of this Agreement unless otherwise subsequently and specifically agreed to in writing by the Bank.

     9.4  LIEN AND SET OFF.  The Borrower and each Guarantor (if any) assigns,
          -----------------
transfers and pledges to and grants to the Bank a lien and security interest in, and agrees that the Bank, in its sole discretion may from time to time, hold and treat any deposits or other sums at any time credited by or due from the Bank or any of its affiliates to the Borrower and any securities, instruments or other property of the Borrower now or hereafter in the Bank's possession, custody or control or any of the Bank's affiliates whether the same are held as a pledge of collateral or for safekeeping or custody or otherwise, as collateral security for, with the right, without making demand or giving notice, to apply and set off the same against, any and all liabilities and amounts now or hereafter owed pursuant to the Agreement, the Note, Mortgage or Security Agreement, or any document or instrument executed pursuant to the terms of this Agreement if an Event of Default has occurred.

     9.5  STAMP TAX.  The Borrower will pay any stamp or other tax which becomes
          ---------
payable in respect of the Note or this Agreement.

     9.6  MASSACHUSETTS LAW.  This Agreement and the rights and obligations of
          -----------------
the parties hereunder and thereunder and under the Note shall be construed and interpreted in accordance with the law of Massachusetts. The Borrower agrees that the execution of this Agreement and the performance of the Borrower's obligations hereunder and thereunder shall be deemed to have a Massachusetts situs and the Borrower and shall be subject to the personal jurisdiction of the courts of the Commonwealth of Massachusetts with respect to any action the Bank, its successors or assigns may commence hereunder or thereunder. Accordingly, the Borrower hereby specifically and irrevocably consent to the jurisdiction of the courts of the Commonwealth of Massachusetts with respect to all matters concerning this Agreement, the Note, the Security Agreement or the Mortgage, or the enforcement of any of the foregoing.

     9.7  SEVERABILITY.  If any provision of this Agreement is invalid or
          -------------
unenforceable under applicable law, such provision is and will be totally ineffective to that extent, but the remaining provisions of this Agreement shall be unaffected.

     9.8  SURVIVAL OF COVENANTS, ETC.  All covenants, agreements,
          ---------------------------
representations and warranties made herein, in the Note or in any documents or other papers delivered by or on behalf of the Borrower pursuant hereto shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Bank of the Loan, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Note remains outstanding and unpaid or the Bank has any obligation to make any Loans hereunder.

     9.9  PARTIES IN INTEREST.  All the terms of this Agreement and the Note
          --------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and thereto; provided, that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of the Bank nor shall the Bank assign or transfer its rights without prior written notice to the Borrower.

     9.10  NOTICES, ETC.  Except as otherwise expressly provided in this
           ------------
Agreement, all notices and other communications made or required to be given pursuant to this Agreement, the Note, the Security Agreement, the Mortgage, and the collateral loan documents shall be in writing and shall be delivered in hand, or mailed by United States certified mail, postage prepaid, return receipt requested, addressed as follows:

     (a) if to the Borrower to it's address as set forth at the beginning of this Agreement, Attention: President (if applicable) or at such other address for notice as the Borrower shall last have furnished in writing to the person giving the notice, with a copy to:

          Christopher Stavros, Esq.
          c/o Excel, Inc.
          255 Independence Drive
          Hyannis, MA 02601

     (b)  if to the Bank, to:

          Cape Cod Bank and Trust Company
          307 Main Street
          Hyannis, MA 02601
          Attention:  Timothy F. Kelleher, III
                      Vice President

or such other address for notice as the Bank shall last have furnished in writing to the person giving the notice, with a copy to:

          Laurie A. Warren, Esq.
          Kilroy & Warren, P.C.
          P. 0. Box 960
          Hyannis, MA 02601

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand to a responsible officer of the party to which its is directed or to that party's principal place of business as provided above, at the time of delivery thereof, or (b) if sent by registered or certified first-class mail, postage prepaid, return receipt requested, three business days after the posting thereof.

     9.11  MISCELLANEOUS.  The rights and remedies herein expressed are
           -------------
cumulative and not exclusive of any other rights which the Bank would otherwise have. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     9.12  ENTIRE AGREEMENT, ETC.  This Agreement, together with the Note and
           ---------------------
any other documents executed in connection herewith or therewith, express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing.

     9.13  CONSENTS, AMENDMENTS, WAIVERS, ETC.  Except as otherwise expressly
           ----------------------------------
provided in this Agreement, any consent or approval required or permitted by this Agreement to be given by the Bank may be given; and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                                     EXCEL, INC.




/s/ Laurie A. Warren
-----------------------------

Witness


                                     /s/ Nathan C. Apatow
                                     ----------------------------------
                                     By:  Nate Apatow, Treasurer


                                     CAPE COD BANK AND TRUST COMPANY



/s/ Laurie A. Warren                 /s/ Timothy F. Kelleher
-----------------------------        ---------------------------------
Witness                               By:  Timothy F. Kelleher, III
                                           Vice President

                          REAL ESTATE PROMISSORY NOTE


$2,100,000.00                                             HYANNIS, MASSACHUSETTS
                                                                   June 30, 1997


     The undersigned (jointly and severally if more than one) for value received, promise to pay to the order of

          CAPE COD BANK AND TRUST COMPANY (the "Bank")

at the Head Office of the Bank, at 307 Main Street, Hyannis, MA 02601, TWO MILLION ONE HUNDRED THOUSAND AND N0/100 ($2,100,000.00) DOLLARS in or within five (5) years after the date of this Note and, until this Note is paid in full, interest and principal shall be payable as follows:

     Interest only shall be payable monthly during the first twelve months of the term of this Note at the annual rate of the Prime Rate of Interest as published in the Wall Street Journal (the "Prime Rate") plus one quarter (.25%) percent per annum (the "Rate") computed on the unpaid principal balance with the first payment due July 30, 1997, changes in the Rate to take effect on the date changes in the Prime Rate are published in the Wall Street Journal during the initial twelve (12) month period; and

     Thereafter monthly payments of principal and interest shall be payable at the above-referenced rate of interest with the first payment due on June 30, 1998 with payments being first applied to interest then due and the balance, if any, to principal. The loan shall be amortized over a period of fifteen (15) years. During the period commencing after the initial twelve (12) month period, the interest rate will be adjusted annually on the anniversary date of the loan for as long as the loan remains outstanding.

     In the event that any monthly payment due hereunder is not paid within fifteen (15) days of the due date, there shall become due hereunder, at the option of the Bank hereof, a late charge of three and 00/100 (3.00%) percent of the amount overdue.

     The undersigned has granted to the Bank a mortgage on the following described property to secure the payment and performance of all obligations:

     Land, together with the buildings thereon, situated at 75 Perseverance Way, Hyannis, Massachusetts, together with certain personal property of the undersigned.

     In addition to the above property, all other property belonging to, standing in the name of or pledged on behalf of the undersigned which is now or may hereafter be in the possession of the Bank for any purpose, and also any other property described in one or more agreements or mortgages which have been or shall be delivered or caused to be delivered, to the Bank by the undersigned, together with all additions or accessions thereto (all of the foregoing being hereinafter called ("Collateral"), shall constitute continuing security for any and all obligations.

     In the event the undersigned is in default under the terms and provisions of the loan, or the unpaid principal and interest and other charges due the Bank are not paid when due, including acceleration after default, then the default rate of interest on the unpaid principal and interest then due shall be equal to the aggregate of the Rate of interest recited herein from time to time plus three (3.00%) percent per annum until such amount shall be paid in full (whether before or after judgment).

     The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this note and interest accrued thereon.

     The Borrower agrees that it will not permit the outstanding balance of the Loan to exceed 80% of the Bank's then current appraised value of the portion of the Collateral known as 75 Perseverance Way, Hyannis, Massachusetts 02601. Any appraisal required by the Bank shall be performed by an appraiser of the Bank's choice and shall be at the cost of the Borrower. Notwithstanding any provision to the contrary, in the event of a default hereunder, the Bank shall notify the Borrower in writing and Borrower shall have 30 days to cure by furnishing additional collateral satisfactory to the Bank.

     The undersigned represents and warrants that (a) all Collateral is owned by the undersigned or by the person(s) delivering all or any part of the property to the Bank to be held as Collateral and is not subject to any liens, security interests or rights of others, except those approved by the Bank in writing, and its delivery to the Bank has been duly authorized by all necessary action, and that (b) the Collateral is genuine and is what it purports to be.

     The Bank may at its option, whether or not this note is due, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to any Collateral. Right is expressly granted to the Bank at its option to transfer at any time to itself or to its nominee any securities, documents or other property pledged hereunder and to receive the income thereon and hold the same as security therefor, or apply it on the principal or interest due hereon or due on any liability secured hereby. The Bank shall have no duty as to the protection or collection of any Collateral or any income thereon, and shall not be bound to take any steps necessary to preserve any rights in any Collateral against prior parties. The Bank shall not exercise its right to vote any voting securities comprising Collateral unless an event of default under this note has occurred and the Bank had notified the undersigned or successors and assigns thereof, in writing of its intention to vote such securities.

     The undersigned shall furnish the Bank from time to time, and by August 1, 1997 and thereafter, at least annually within one hundred twenty (120) days after the end of the Borrower's fiscal year-end, with such signed audited financial statements as the Bank may require in form satisfactory to the Bank. Financial information furnished to the Bank shall be true and correct and fairly represent the financial condition of the undersigned as of the date(s) furnished and the operating results of the undersigned for the periods for which the same are furnished. The undersigned shall permit the representatives of the Bank to inspect its properties and its books and records, and to make copies or abstracts thereof.

     If the undersigned, as registered Bank of securities comprising Collateral, received (a) any dividend or other distribution in cash or other property in connection with the liquidation or dissolution of the issuer of such securities or (b) any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such securities, or otherwise, the undersigned agrees to accept same in trust for the Bank, and to forthwith deliver same to the Bank in the exact form received, with the undersigned's endorsement and/or assignment when necessary, to be held by the Bank as collateral.

     Upon the occurrence of any of the following events of default: (a) default in the payment or performance of any of the obligations (including any failure to pay any installment of principal or interest hereunder when due) or of any obligations of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation; (b) failure of any representation and warranty hereunder or of any representation or warranty, statement or information in any documents or financial statements delivered to the Bank for the purpose of inducing it to make or maintain the loan under this note to be true and correct; (c) failure of the undersigned to file any tax return, or to pay or remit any tax, when due; (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of books, records and properties of, any Obligor; (e) any financial information furnished to the Bank reflecting operating loss and/or total liabilities in excess of total assets, as determined by generally accepted accounting principles; (f) loss, theft, substantial damage, sale or encumbrance to or of any property constituting collateral or the making of any levy, seizure or attachment thereof or thereon or the failure to pay when due any tax thereon or, with respect to any insurance policy, any premium therefor; (g) default under any instrument constituting, or under any agreement relating, to Collateral; (h) any Obligor generally not paying its debts as they become due; (i) death, dissolution, termination of existence, business failure, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any obligor; (j) change in the condition or affairs (financial or otherwise) of any Obligor which in the opinion of the Bank will impair its security or increase its risk (thereupon or at any time thereafter such default not having been previously cured), at the option of the Bank, all obligations of the undersigned shall become immediately due and payable without notice or demand and the Bank shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     Without limiting the foregoing and in addition thereto, a failure to pay when due two or more installments of principal or payments of interest (whether consecutive or not) under this note shall be a default which shall not be deemed waived by the Bank by its acceptance of such payments.

     Any sums from time to time credited by or due from the Bank to any Obligor and any property of any Obligor in which the Bank has from time to time any security interest or which from time to time may be in he possession of the Bank for any purpose shall also constitute collateral for the payment or performance of the Obligations of such Obligor, and the undersigned hereby grants the Bank a continuing security interest in such sums and property. Regardless of the adequacy of Collateral the Bank may apply such sums or property or realizations upon any such security interest against said obligations at any time in the case of a primary Obligor but only against matured Obligations in the case of a secondary Obligor.

     The terms and conditions of this note and any other loan documents relating to collateral constitute the entire agreement between the parties, and supersede all prior agreements and understandings, both written and oral, of the Bank and the undersigned with respect to the subject matter hereof and of any such agreement, and may not be modified or amended except in writing and signed by the Bank.

     No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. No waiver of any right shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion.

     Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note or of any Collateral, and assents to any extension or postponement of the time of payment or any other indulgence under this note or with respect to any Collateral, to any substitution, exchange or release of any Collateral, and/or to the addition or release of any other party or person primarily or secondarily liable hereunder.

     The undersigned will pay on demand all costs of collection and attorney's fees paid or incurred by the Bank in enforcing the Obligations of any obligor.

     As herein used "Obligor" means any person primarily or secondarily liable hereunder or in respect hereto, including any person who has pledged property on behalf of the undersigned to be held as Collateral; "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank whether direct or indirect, absolute or contingent, due or to become due, now existing or arising; and "Bank" means the payee or any endorsee of this note who is in possession of it, or the bearer hereof if this note is at the time payable to the bearer.
This note shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this note, and to date this note as of the date funds are first advanced hereunder.

                                    EXCEL, INC.

/s/ Laurie A. Warren                By /s/ Nathan C. Apatow
--------------------------------       ----------------------------------
Witness                                Nate Apatow, Treasurer

                               SECURITY AGREEMENT

     AGREEMENT made this 30th day of June, 1997, by and between EXCEL, INC. a Massachusetts business corporation having a principal place of business at 255 Independence Drive, Hyannis Massachusetts 02601, hereinafter referred to as "Borrower" and CAPE COD BANK AND TRUST COMPANY, a Massachusetts banking corporation, having its usual place of business at 307 Main Street, Hyannis, MA 02601, hereinafter referred to as "Secured Party";

     WITNESSETH, to secure the payment of an indebtedness in the amount of TWO MILLION ONE HUNDRED THOUSAND AND NO/00 ($2,100,000.00) DOLLARS, payable as evidenced by a note of even date herewith, and also to secure any other indebtedness or liability of the Borrower to the Secured Party direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party (all hereinafter called the "obligations") pursuant to the terms of a Loan Agreement dated June 30, 1997 between the Borrower and Secured Party, Borrower hereby grants and conveys to the Secured Party a security interest in, (a) the property described in EXHIBIT A attached hereto (hereinafter called the collateral), which collateral the Borrower represents will be used primarily in business or other use; (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Borrower subsequent to the execution of this agreement and prior to its termination; (c) all proceeds thereof, if any; and (d) all increases, substitutions, replacements, additions and accessions thereto.

     Borrower warrants, covenants and agrees as follows:

1.  PAYMENT.
    -------

     To pay and perform all of the obligations secured by this agreement according to their terms.

2.  DEFEND TITLE.
    ------------

     To defend the title to the collateral against all persons and against all claims and demands whatsoever, which collateral, except for the security interest granted hereby and purchase money security interests, is lawfully owned by the Borrower and is now free and clear of any and all liens, security interest, claims, charges, encumbrances, taxes and assessments except as may be set forth in the schedule.

3.  ASSURANCE OF TITLE.
    ------------------

     On demand of the secured party to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral and pay all costs of filing in connection therewith.

4.  POSSESSION.
    ----------

     To retain possession of the collateral during the existence of this agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same except in the ordinary course of its business, without the written consent of the Secured Party.

5.  LOCATION.
    --------

     To keep the collateral at the location specified in the schedule and not to remove any material portion of same without advising the second party of its new location, except in the usual course of business or for temporary periods, without the prior written consent of the Secured Party.

6.  LIENS.
    -----

     To keep the collateral free and clear of all liens, charges, encumbrances, taxes and assessments.

7.  TAXES.

     To pay, when due, all taxes, assessments and license fees relating to the collateral.

8.  REPAIRS.
    -------

     To keep the collateral, at Borrower's own cost and expense, in good repair and condition and not to misuse, abuse, waste or allow to deteriorate except for normal wear and tear and to make same available for inspection by the Secured Party at all reasonable times.

9.  INSURANCE.
    ---------

     To keep the collateral insured against loss by fire (including extended coverage), theft and other hazards as the Secured Party may reasonably require and to obtain collision insurance if applicable. Policies shall be in such form and amounts and with such companies as the Secured Party may designate.
Policies shall be obtained from responsible insurers authorized to do business in the Commonwealth of Massachusetts. Certificates of insurance or policies, payable to the respective parties as their interest may appear, shall be deposited with the Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of the Borrower to do so. Borrower shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers.
Borrower hereby appoints the Secured Party as the attorney for the Borrower in obtaining, adjusting and cancelling any such insurance and endorsing settlement drafts exceeding $50,000.00 in the aggregate in any one calendar year and hereby assigns to the Secured Party all sums exceeding $50,000.00 in the aggregate in any one calendar year which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness.

10.  LOAN - USE OF PROCEEDS.
     ----------------------

     If this agreement is security for a loan to be used to pay a part or all of the purchase price of the collateral, to use the proceeds of the loan to pay the purchase price, filing fees and insurance premiums. The Secured Party, however, may pay the proceeds directly to the seller of the collateral.

11.  CHANGE OF ADDRESS.
     ------------------

     To immediately notify the Secured Party in writing of any change in or discontinuance of Borrower's place or places of business and/or residence.

12.  AFFIXED TO REALTY.
     -----------------

     That if the collateral has been attached to or is to be attached to real estate, a description of the real estate and the name and address of the record owner is set forth in the schedule herein; if the said collateral is attached to real estate prior to the perfection of the security interest granted hereby, Borrower will on demand of the Secured Party furnish the latter with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the collateral which is prior to Secured Party's interest.

13.  NOTES.
     -----

     Notes, if any, executed in connection with this agreement, are separate instruments and may be negotiated by Secured Party without releasing Borrower, the collateral, or any guarantor or co-maker. Borrower consents to any extension of time of payment. If there be more than one Borrower, guarantor or co-maker of this agreement or of notes secured hereby, the obligation of all shall be primary, joint and several.

14.  NON-WAIVER.
     ----------

     Waiver of or acquiescence in any default by the Borrower, or failure of the Secured Party to insist upon strict performance by the Borrower of any warranties or agreements in this security agreement, shall not constitute a waiver of any subsequent or other default or failure.

15.  NOTICES.
     -------

     Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party and their counsel at the addresses set forth as follows:

     1.   Cape Cod Bank and Trust Company
          307 Main Street
          Hyannis, MA 02601
          Attn:  Timothy F. Kelleher, III, Vice President

     2.   Kilroy & Warren, P.C.
          171 Main Street
          P.O. Box 960
          Hyannis, MA 02601
          Attn: Laurie A. Warren, Esquire

     3.   EXCEL, INC.
          255 Independence Drive
          Hyannis, MA 02601
          Attn:  Robert P. Madonna, President and Treasurer

16.  LAW APPLICABLE.
     --------------

     Massachusetts General Laws Chapter 106 shall govern the rights, duties and remedies of the parties and any provisions herein declared invalid under any law shall not invalidate any other provision of this agreement.

17.  DEFAULT.
     -------

     The following shall constitute a default by Borrower:

     (a) Failure to pay the principal or any installment of principal or of interest on the Obligations or any notes within fifteen (15) days of the due date thereof;

     (b) Failure by Borrower to comply with or perform any provision of this agreement within thirty (30) days, except as otherwise provided in any other loan documents executed herewith;

     (c) False or misleading representations or warranties made or given by Borrower in connection with this agreement;

     (d) Subjection of the collateral to levy of execution or, if not discharged or released in thirty (30) days, other judicial process;

     (e) Commencement of any insolvency proceeding by or against the Borrower or of any guarantor of or surety for the Borrower's obligations which is not discharged within 45 days;

18.  REMEDIES ON DEFAULT.
     -------------------

     (a) Upon any default of the Borrower and at the option of the Secured Party, the obligations secured by this agreement shall immediately become due and payable in full without notice or demand and the Secured Party shall have all the rights, remedies and privileges with respect to repossession, retention and sale of the collateral and disposition of the proceeds as are accorded to a Secured Party by the applicable sections of the Uniform Commercial Code respecting "Default", in effect as of the date of this Security Agreement.

     (b) Upon any default, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the collateral shall be chargeable to the Borrower.

     (c) The Borrower shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on demand.

     (d) If the Borrower shall default in the performance of any of the provisions of this agreement on the Borrower's part to be performed, Secured Party may perform same for the Borrower's account and any monies expended in so doing shall be chargeable with interest to the Borrower and added to the indebtedness secured hereby.

     (e) In conjunction with, addition to or substitution for those rights, Secured Party, at his discretion, may: (i) enter upon Borrower's premises peaceably by Secured Party's own means or with legal process and take possession of the collateral, or render it unusable, or dispose of the collateral on the Borrower's premises and the Borrower agrees not to resist or interfere; (ii) require Borrower to assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties (Borrower agrees that the Secured Party's addresses set forth above is a place reasonably convenient for such assembling); (iii) Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is mailed, postage prepaid, to the address of the Borrower shown above, at least five days before the time of sale or disposition.

19.  ASSIGNMENT.
     ----------

     Secured Party may assign this agreement and if assigned the assignee shall be entitled, upon notifying the Borrower in writing, to performance of all of Borrower's obligations and agreements hereunder and the assignee shall be entitled to all of the rights and remedies of the Secured Party hereunder. Borrower will assert no claims or defenses Borrower may have against the Secured Party against the assignee.

20.  FINANCING STATEMENT.
     -------------------

     The Secured Party is hereby authorized to file a Financing Statement.

21.  FINANCIAL STATEMENTS.
     --------------------


     Borrower agrees to provide Secured Party with annual audited financial statements and tax returns in form and substance reasonably satisfactory to the secured party in its sole discretion and in compliance with the commitment to the Borrower dated May 12, 1997, as amended, within one hundred and twenty (120) days of the close of Borrower's fiscal year-end.

22.  CAPTIONS.
     --------

     The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this agreement nor the intent of any provision thereof.

     The gender and number used in this agreement are used as reference terms only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

     IN WITNESS WHEREOF, the parties here respectively signed and sealed these presents the day and year first above written.


                              EXCEL, INC.


/s/ Laurie A. Warren           /s/ Nathan C. Apatow
------------------------       -------------------------------------
Witness                        By:  Nate Apatow, Treasurer


                              CAPE COD BANK AND TRUST COMPANY



/s/ Laurie A. Warren           /s/ Timothy F. Kelleher
------------------------       -------------------------------------
Witness                        By:  Timothy F. Kelleher, III
                                    Vice President

                                   EXHIBIT A
                            (to Security Agreement)



Re:  75 Perseverance Way
     Hyannis, Massachusetts


A continuing security interest in all materials, equipment, supplies, fixtures, and other tangible personal property (with all accessions thereto) used or bought for use in connection with the real estate, whether now existing or hereafter arising, now or hereafter received by or belonging to the Debtor.